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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        JULY 20, 1999
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                          CENTENNIAL TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                       1-12912             04-2978400
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(State or Other Jurisdiction           (Commission         (IRS Employer
     of Incorporation)                 File Number)       Identification No.



 7 LOPEZ ROAD, WILMINGTON, MASSACHUSETTS                              01887
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(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code    (978) 988-8848
                                                  ------------------------------


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ITEM 5.   OTHER EVENTS.

         On July 20, 1999, the stockholders of Centennial Technologies, Inc. (the "Company") approved an amendment to the Company's Certificaate of Incorporation effecting a one-for-eight reverse split of the Company's common stock. The Company plans to cuase this reverse split to become effective as of the opening of the OTC Bulletin Board on Friday, July 23, 1999. A copy of the Company's press release dated July 20, 1999 announcing the approval of the reverse split is attached as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------
         (c)      Exhibits.

EXHIBIT NO.                                  EXHIBIT
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      99.1              Press Release, dated July 30, 1999.










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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 20, 1999                    CENTENNIAL TECHNOLOGIES, INC.



                                       By: /s/ L. MICHAEL HONE
                                           ------------------------
                                           L. Michael Hone
                                           President and Chief Executive Officer












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